                                EXHIBIT (8)(g)(1)

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                    (Putnam)

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

Schedule A of the Participation Agreement, dated as of July 1, 1998, among Putnam Variable Trust, Putnam Retail Management, L.P. and Transamerica Life Insurance Company is hereby deleted in its entirety and replaced with the schedule set forth below effective as of May 1, 2002:

                               AMENDED SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
      Name of Separate Account and          Policies Funded by Separate           Portfolios Applicable to Policies
      Date Established by Board of                    Account
               Directors
------------------------------------------------------------------------------------------------------------------------------
  Retirement Builder Variable Annuity   Transamerica Life Insurance Company,           Putnam VT Global Growth Fund
           Account, formerly                       Policy Form No.                   Putnam VT Growth and Income Fund
        PFL Retirement Builder                    AV288-101-95-796                  Putnam VT Growth Opportunities Fund
       Variable Annuity Account          (including successor forms, addenda            Putnam VT Money Market Fund
            March 29, 1996              and endorsements - may vary by state             Putnam VT New Value Fund
                                         under marketing names: "Retirement
                                         Income Builder II Variable Annuity"
                                         "Portfolio Select Variable Annuity"
                                            or successor marketing names)
------------------------------------------------------------------------------------------------------------------------------
         Separate Account VA I          Transamerica Life Insurance Company,         Putnam VT Diversified Income Fund
             May 15, 2000               formerly known as PFL Life Insurance    Putnam VT The George Putnam Fund of Boston
                                                      Company,                       Putnam VT Growth and Income Fund
                                                   Policy Form No.                         Putnam VT Income Fund
                                                  AV288-101-95-796                       Putnam VT Investors Fund
                                         (including successor forms, addenda             Putnam VT New Value Fund
                                        and endorsements - may vary by state
                                               under marketing names:
                                         "The U.S. Bancorp Investments Inc.
                                          Principal-Plus Variable Annuity"
                                            or successor marketing names)
------------------------------------------------------------------------------------------------------------------------------
         Separate Account VA E                    Transamerica Life                   Putnam VT Health Sciences Fund
           February 20, 1997                     Insurance Company,                 Putnam VT International Growth Fund
                                                   Policy Form No.                       Putnam VT New Value Fund
                                                  AV288-101-95-796                       Putnam VT Technology Fund
                                         (including successor forms, addenda               Putnam VT Vista Fund
                                        and endorsements - may vary by state             Putnam VT Voyager Fund II
                                               under marketing names:
                                         "Privilege Select Variable Annuity"
                                            or successor marketing names)
------------------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

------------------------------------------------------------------------------------------------------------------------------
      Name of Separate Account and          Policies Funded by Separate           Portfolios Applicable to Policies
      Date Established by Board of                    Account
               Directors
------------------------------------------------------------------------------------------------------------------------------
         Separate Account VA F                     Transamerica Life                   Putnam VT Growth and Income Fund
             May 15, 2000                          Insurance Company                  Putnam VT International Growth Fund
                                                    Policy Form No.                        Putnam VT Investors Fund
                                                   AV288-101-95-796
                                          (including successor forms, addenda
                                         and endorsements - may vary by state
                                            under marketing names: "Premier
                                                     Asset Builder
                                            Variable Annuity" or successor
                                                   marketing names)
------------------------------------------------------------------------------------------------------------------------------
         Separate Account VA K           Transamerica Life Insurance Company         Putnam VT Growth and Income Fund
             July 10, 2001                         Policy Form No.                        Putnam VT Research Fund
                                                 AV721 101 149 1001
                                         (including successor forms, addenda
                                        and endorsements - may vary by state
                                               under marketing names:
                                           "Retirement Income Builder III
                                           Variable Annuity" or successor
                                                  marketing names)
------------------------------------------------------------------------------------------------------------------------------
         Separtae Account VA L               Transamerica Life Insurance               Putnam VT Diversified Income Fund
             July 10, 2001                     Company Policy Form No.                 Putnam VT Growth and Income Fund
                                                 AV721 101 149 1001                     Putnam VT Health Sciences Fund
                                         (including successor forms, addenda               Putnam VT New Value Fund
                                        and endorsements - may vary by state            Putnam VT The George Putnam Fund
                                               under marketing names:                              of Boston
                                          "Transamerica Preferred Advantage
                                           Variable Annuity" or successor
                                                 marketing names)
------------------------------------------------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST                       PUTNAM RETAIL MANAGEMENT, L.P.

By:  /s/ John R. Verani                     By:  /s/ Eric S. Levy
   --------------------------------            ---------------------------------

Name:        John R. Verani                 Name:          Eric S. Levy
     ------------------------------              -------------------------------

Title:       VP                             Title:         Managing Director
      -----------------------------               ------------------------------


TRANSAMERICA LIFE
INSURANCE COMPANY

By:      /s/ Larry N. Norman
   --------------------------------
   Larry N. Norman
   President

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